Mergers and Acquisitions	12 Months Ended
Mar. 31, 2018
Business Combinations [Abstract]
Mergers and Acquisitions
Mergers and Acquisitions

Starz Merger
On December 8, 2016, upon shareholder approval, pursuant to the Agreement and Plan of Merger dated June 30, 2016 ("Merger Agreement"), Lionsgate and Starz consummated the merger, under which Lionsgate acquired Starz for a combination of cash and common stock (the "Starz Merger").
Immediately prior to the consummation of the Starz Merger, Lionsgate effected the reclassification of its capital stock, pursuant to which each existing Lionsgate common share was converted into 0.5 shares of a newly issued class of Lionsgate Class A voting shares, no par value per share (the "Class A voting shares") and 0.5 shares of a newly issued class of Lionsgate Class B non-voting shares, no par value per share (the "Class B non-voting shares") subject to the terms and conditions of the Merger Agreement (see Note 12).
The following table summarizes the components of the estimated purchase consideration, inclusive of Lions Gate’s existing ownership of Starz common stock and Starz’s share-based equity awards outstanding as of December 8, 2016:

		(Amounts in millions)
Market value, as of December 8, 2016, of Starz Series A and Series B common stock already owned by Lionsgate(1)		$179.3
Cash consideration paid to Starz stockholders
Starz Series A common stock at $18.00	$1,123.3
Starz Series B common stock at $7.26	52.8
		1,176.1
Fair value of Lionsgate voting and non-voting shares issued to Starz's stockholders
Starz Series A common stock at exchange ratio of 0.6784 Lionsgate non-voting shares	$1,088.0
Starz Series B common stock at exchange ratio of 0.6321 Lionsgate voting shares	121.6
Starz Series B common stock at exchange ratio of 0.6321 Lionsgate non-voting shares	118.1
		1,327.7
Replacement of Starz share-based payment awards(2)		186.5
Liability for dissenting shareholders		797.3
Total purchase consideration		$3,666.9
(1)The difference between the fair value of the Starz available-for-sale securities owned by Lionsgate and the original cost of the Starz available-for-sale securities of $158.9 million, amounting to $20.4 million, was reflected as a gain on Starz investment in the consolidated statement of income for the fiscal year ended March 31, 2017.
(2)Upon the closing of the merger, each outstanding share-based equity award (i.e., stock options, restricted stock, and restricted stock units) of Starz was replaced by a Lions Gate non-voting share-based equity award (“Lions Gate replacement award”) with terms equivalent to the existing awards based on the exchange ratio set forth in the Merger Agreement. Each Starz outstanding award was measured at fair value on the date of acquisition and the portion attributable to pre-combination service was recorded as part of the purchase consideration. The fair value of the Lions Gate replacement award measured on the date of acquisition in excess of the fair value of the Starz award attributed to and recorded as part of the purchase consideration was attributed to post-combination services and is being recognized as share-based compensation expense over the remaining post-combination service period. The estimated aggregate fair value of the Lions Gate replacement awards to be recorded as part of the purchase consideration is $186.5 million, and the estimated remaining aggregate fair value totaling $43.3 million will be recognized in future periods in accordance with each respective award’s vesting terms. The fair value of the Lions Gate replacement restricted stock and restricted stock unit awards was determined based on the value estimated for the Class A voting shares and Class B non-voting shares as of the acquisition date as discussed above. The fair value of Lions Gate replacement stock option awards was determined using the Black-Scholes option valuation model using the estimated fair value of the Class B non-voting shares underlying the replacement stock options. For purposes of valuing the Lions Gate replacement awards, the following weighted-average applicable assumptions were used in the Black-Scholes option valuation model:

Weighted average assumptions:
Risk-free interest rate	0.39% - 1.83%
Expected option lives (years)	0.01 - 5.50 years
Expected volatility	35%
Expected dividend yield	0%

The risk-free rate assumed in valuing the options is based on the U.S. Treasury Yield curve in effect applied against the expected term of the option at the time of the grant. The expected option lives represents the period of time that options are expected to be outstanding. Expected volatilities are based on implied volatilities from traded options on Lions Gate’s stock, historical volatility of Lions Gate’s stock and other factors. The expected dividend yield was zero since the combined company had suspended the quarterly dividend.

In connection with the Starz Merger, Starz received demands for appraisal from purported holders of approximately 25.0 million shares of Starz Series A common stock. Neither the Company nor Starz has determined at this time whether any of such demands satisfy the requirements of Delaware law for perfecting appraisal rights. At any time within 60 days after the effective date of the merger, or February 6, 2017, dissenting shareholders had the right to withdraw their demand for appraisal rights and accept the merger consideration in accordance with the Merger Agreement. The Company received notices from dissenting shareholders withdrawing such demands totaling 2,510,485 shares during that 60 day period. See Note 16 for a discussion of these proceedings.  Should the pending appraisal proceedings reach a verdict, stockholders that are determined to have validly perfected their appraisal rights will be entitled to a cash payment equal to the fair value of their shares, plus interest, as determined by the court. The amounts that the Company may be required to pay to stockholders in connection with the pending appraisal proceedings is uncertain at this time, but could be greater than the merger consideration to which such stockholders would have been entitled had they not demanded appraisal. As of March 31, 2018, the Company has not paid the merger consideration for the shares that have demanded appraisal but has recorded a liability of $869.3 million that is included in current dissenting shareholders' liability on the consolidated balance sheet for the estimated value of the merger consideration that would have been payable for such shares, plus interest accrued at the Federal Reserve discount rate plus 5%, compounded quarterly. The liability is classified as a current liability as of March 31, 2018 based on the timing of the scheduled trial set to commence in the second half of fiscal 2019.

Allocation of Purchase Consideration. The Company has made an allocation of the purchase price of Starz to the tangible and intangible assets acquired and liabilities assumed based on their estimated fair value as follows:

(Amounts in millions)
Cash and cash equivalents	$73.5
Accounts receivable	254.9
Investment in films and television programs and program rights	851.9
Property and equipment	121.4
Investments	12.1
Intangible assets	2,071.0
Other assets	139.9
Accounts payable and accrued liabilities	(143.1)
Corporate debt and capital lease obligations	(1,013.1)
Deferred tax liabilities	(713.6)
Other liabilities	(165.0)
Fair value of net assets acquired	1,489.9
Goodwill	2,177.0
Total purchase consideration	$3,666.9

Fair Value Estimates: The fair value of the assets acquired and liabilities assumed were determined using income, cost and market approaches. The fair value measurements were primarily based on significant inputs that are not observable in the market and thus represent a Level 3 measurement as defined in Accounting Standards Codification ("ASC") 820, other than the long-term debt assumed in the acquisition. The income approach was primarily used to value the intangible assets, consisting primarily of acquired customer relationships and tradenames.
The intangible assets acquired include customer relationships with a weighted average estimated useful life of 17 years and tradenames with an indefinite useful life (see Note 6). The fair value of customer relationships was estimated based on the estimated future cash flows to be generated from the customer affiliation contracts considering assumptions related to contract renewal rates and revenue growth based on the number of subscribers and contract rates. The earnings expected to be generated by the customer relationships were forecasted over the estimated duration of the intangible asset. The earnings were then adjusted by taxes and the required return for the use of the contributory assets and discounted to present value at a rate commensurate with the risk of the asset. The fair value of tradenames was estimated based on the present value of the theoretical cost savings that could be realized by the owner of the tradenames as a result of not having to pay a stream of royalty payments to another party. These cost savings were calculated based on the hypothetical royalty payment that a licensee would be required to pay in exchange for use of the tradenames, reduced by the tax shield realized by the licensee on the royalty payments. The cost savings were discounted to present value at a rate commensurate with the risk of the asset.
Investment in films and television programs include the cost of completed films and television programs (including original series) which have been produced by Starz or for which Starz has acquired distribution rights, as well as the costs of films and television programs in production, pre-production and development. For film and television programs in production, pre-production and development, the fair value has been estimated to be the recorded book value. For completed films and television programs, the fair value was estimated based on forecasted cash flows discounted to present value at a rate commensurate with the risk of the assets.
For tangible capital assets held under capital leases the income approach was utilized in valuing the tangible capital assets, including the satellite transponders and the real property, under a right-to-use scenario. The fair value of the capital asset was estimated by forecasting a market lease rate over the remaining term of the contract and discounting the payments using a market participant lease rate reflective of the riskiness of the asset. The fair value of the capital lease liability was estimated by forecasting the contract lease rate over the remaining term of the contract and discounting payments using a market participant debt rate reflective of the riskiness of the lessee. We estimated the fair value of the asset retirement obligation by utilizing an estimate of cost to retire the asset, inflating it to the end of the contract term and discounting it at a market participant debt rate reflective of the riskiness of the lessee.
The cost approach was utilized in valuing the tangible personal property using standard methodologies to estimate a replacement cost new and depreciation effects for each asset. Replacement cost new was estimated using historical costs and acquisition dates of the assets along with inflationary measures specific to the types of assets included in the valuation. Depreciation effects encompass physical deterioration, functional obsolescence, and economic obsolescence. Replacement cost new less depreciation results in an estimate of fair value when using the cost approach.
The fair value of program rights has been assumed to be the recorded book value, based on an assessment that such content is acquired or produced at fair value and aired over relatively short periods (a few years) and thus the amortization of the cost reflects the decline in the fair value of the content over time.
As part of the acquisition, we assumed and immediately extinguished Starz's senior notes, which had a principal amount outstanding of $675.0 million, and Starz's credit facility, which had an outstanding amount of $255.0 million (see Note 7). The former Starz senior notes were adjusted to fair value prior to extinguishment using quoted market values, and the fair value of the outstanding amounts under Starz's credit facility were estimated to approximate their carrying value.
Deferred taxes were adjusted to record the deferred tax impact of acquisition accounting adjustments primarily related to intangible assets. The incremental deferred tax liabilities were calculated based on the tax effect of the step-up in book basis of the net assets of Starz, excluding the amount attributable to goodwill, using the estimated statutory tax rates.
Goodwill of $2.2 billion represents the excess of the purchase price over the fair value of the underlying tangible and identifiable intangible assets acquired and liabilities assumed. The acquisition goodwill arises from the increase in the combined company’s content creation capability and enhanced scale to its global distribution footprint across mobile, broadband, cable and satellite platforms. In addition, the acquisition goodwill arises from the opportunity for a broad range of new content partnerships and accelerates the growth of Lionsgate and Starz’s over-the-top (which primarily represent internet streaming services and which the Company refers to as “OTT”) services, as well as other anticipated revenue and cost synergies. The goodwill recorded as part of this acquisition is included in the Motion Pictures and Media Networks segment (see Note 6). The goodwill will not be amortized for financial reporting purposes. An insignificant portion of goodwill will be deductible for federal tax purposes.

Pro Forma Statement of Operations Information. The following unaudited pro forma condensed consolidated statements of operations information presented below illustrates the results of operations of the Company as if the Starz Merger and related debt financing (see Note 7) occurred on April 1, 2016.

Year Ended
March 31,
2017
(Amounts in millions, except per share amounts)
Revenues	$4,323.7
Net income attributable to Lions Gate Entertainment Corp. shareholders	$148.4
Basic Net Income Per Common Share attributable to Lions Gate Entertainment Corp. shareholders	$0.74
Diluted Net Income Per Common Share attributable to Lions Gate Entertainment Corp. shareholders	$0.71
The unaudited pro forma condensed consolidated statement of operations information does not include adjustments for any operating efficiencies or cost savings, and exclude $70.9 million of acquisition-related costs that were expensed in restructuring and other expenses during the year ended March 31, 2017.

Good Universe
On October 11, 2017, the Company purchased all of the membership interests in True North Media, LLC ("Good Universe"), a motion picture production and global sales company. The purchase price consisted of $20.4 million in cash paid at closing, and an additional $1.4 million in cash and 119,751 of Class B non-voting common shares to be paid and issued after one-year of the closing date. In addition, the Company assumed $23.6 million of corporate debt and production loans, of which $14.9 million was paid off shortly following the acquisition during the fiscal year ended March 31, 2018. The acquisition was accounted for as a purchase, with the results of operations, which were not material, of Good Universe included in the Company's consolidated results from October 12, 2017 through March 31, 2018. Based on a preliminary purchase price allocation, $29.0 million was allocated to goodwill, with the remainder primarily allocated to the fair values of investment in film and television programs, cash and cash equivalents, and other liabilities. The preliminary allocation of the estimated purchase price is based upon management's estimates and is subject to revision, as a more detailed analysis of investment in film and television programs, tax and other liabilities is completed and additional information on the fair value of assets and liabilities becomes available, including receipt of final appraisals of the net assets acquired. The goodwill recorded as part of this acquisition arises from the executive management personnel and their extensive experience and key relationships in the entertainment industry, and is included in the Motion Pictures segment (see Note 6). The goodwill will not be amortized for financial reporting purposes, but will be deductible for federal tax purposes.

Pilgrim Media Group
On November 12, 2015, the Company purchased 62.5% of the membership interests in Pilgrim Media Group, LLC ("Pilgrim Media Group"), a worldwide independent reality television producer and distributor. The aggregate purchase price was approximately $201.7 million, which consisted of $144.7 million in cash and 1,517,451 of the Company's former common shares, valued at $57.0 million. These shares were valued based on the closing price of the Company’s common shares on the date of closing of the acquisition, discounted to the fair value of the shares considering certain transfer restrictions.